UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CytRx Corporation
(Name of Registrant as Specified in Its Charter)

JERALD A. HAMMANN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

August 17, 2020

The following Exhibits are included with this filing:

1. Materials posted on the internet at www.noticepapers.com from approximately July 2, 2020 - August 13, 2020

2. Materials posted on the internet at www.noticepapers.com from approximately August 13, 2020 - August 17, 2020

3. Materials posted on the internet at www.noticepapers.com beginning on August 17, 2020

Sincerely,

/s/ Jerald Hammann
Jerald Hammann

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the proxy materials,

please contact:

,
NoticePapers

www.noticepapers.com

1566 Sumter Ave. N.

Minneapolis, MN 55427

Shareholders call toll-free at (800) 246-4238 or (612) 290-7282

Email: mail@noticepapers.com

4